UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On April 27, 2020, NVIDIA Corporation, a Delaware corporation (the “Company”), completed its previously announced acquisition of Mellanox Technologies, Ltd., a company organized under the laws of the State of Israel (“Mellanox”), for approximately $7.0 billion, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated March 10, 2019, among the Company, NVIDIA International Holdings Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Parent”), Teal Barvaz Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of Parent (“Merger Sub”), and Mellanox.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time (the “Effective Time”) of the merger (the “Merger”), each ordinary share of Mellanox (a “Mellanox Ordinary Share”) outstanding immediately prior to the Effective Time (other than Mellanox Ordinary Shares held by Mellanox, any direct or indirect wholly owned subsidiary of Mellanox, Parent, Merger Sub or any of their respective subsidiaries or held in Mellanox’s treasury) was deemed to have been transferred to Parent in exchange for the right to receive $125.00 in cash, without interest and subject to applicable tax withholding.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. The Company intends to include such financial statements by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K. The Company intends to include such pro forma financial information by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed

(d) Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated March 10, 2019, by and among NVIDIA Corporation, NVIDIA International Holdings Inc., Mellanox Technologies Ltd., and Teal Barvaz Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 11, 2019)*

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101)

* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request; provided that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: April 27, 2020	By: /s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer